                                                                 EXHIBIT 10.2.2


                              SKYSTREAM CORPORATION

                             1996 STOCK OPTION PLAN

             EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT



SkyStream Corporation
555 Clyde Avenue, Suite B
Mountain View, CA  94043
Attention:  Secretary



1. EXERCISE OF OPTION. Effective as of today, ______________, 2000, _____________ ("Purchaser") hereby elects to exercise Purchaser's option to purchase an aggregate of __________ shares of the Common Stock (the "Shares") of SkyStream Corporation (the "Company") under and pursuant to the 1996 Stock Option Plan, as amended (the "Plan") and the Incentive Stock Option Agreement dated __________________, 2000 (the "Option Agreement"), of which none of the shares have become vested under the vesting schedule set forth in the Option Agreement. (Shares which at any time have vested under such vesting schedule shall be then referred to as "Vested Shares" and shares which at any time have not yet vested shall be then referred to as "Unvested Shares." The Vested Shares and the Unvested Shares are sometimes collectively referred to herein as the "Shares"). As set forth in the Plan and the Option Agreement, in the event of Purchaser's election to exercise the Option as to Unvested Shares, this Agreement gives the Company the right, in the event of termination of the Purchaser's employment with the Company to repurchase at the Option Price (as defined herein) any or all of the Shares that are Unvested Shares as of the date of termination.

        Subject to the terms and conditions of this Agreement, the Company hereby agrees to sell the Shares to Purchaser and Purchaser agrees to purchase the Shares from the Company on the Closing Date (as herein defined), at a price of $____ per share (the "Option Price"), for an aggregate purchase price of $__________. The Shares are being purchased and sold in accordance with and subject to the provisions of the Plan and the Option Agreement, each of which is incorporated by reference.

        The purchase and sale of the Shares shall occur at a closing to be held at such time and place (the "Closing Date"), as designated by the Company no less than two business days prior to the Closing Date. The closing will take place at the principal office of the Company or at such other place as shall be designated by the Company. At the closing, Purchaser shall deliver to the Company cash, a check payable to the order of the Company in the amount of the purchase price of the Shares, or a duly executed full recourse promissory Note, together a with Security Agreement, in the form attached hereto as Exhibit 1 (the "Note"). As security for the payment of the Note and any renewal or modification thereof, the Purchaser hereby grants to the Company a security interest in, and pledges with and delivers



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to the Company the Shares, to be held pursuant to the escrow referred to in
Section 9 hereof, and a duly executed Security Agreement in the form attached hereto as Exhibit 2 (the "Security Agreement"). Upon the occurrence of a default in the payment of the Note when due, the Company shall be entitled to immediate possession of the Shares and all rights and remedies of a secured party under the Commercial Code of the State of California.

2. COMPANY'S UNVESTED SHARE REPURCHASE OPTION.

        (a) The Company shall have the right to repurchase the Unvested Shares at the Option Price in the event of a termination of the Purchaser's employment with the Company prior to the date on which they become Vested Shares pursuant to the vesting schedule set forth in the Option Agreement (the "Unvested Share Repurchase Option").

        (b) Within 30 days following a termination of the Purchaser's employment with the Company, the Company shall notify the Purchaser by written notice delivered or mailed as provided in Section 10, as to whether it wishes to purchase the Unvested Shares pursuant to exercise of the Unvested Share Repurchase Option. If the Company (or its assignee) elects to purchase the Unvested Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company not later than 10 days from the date of such notice. At such closing, the Company (or its assignee) shall tender payment for the Unvested Shares and the certificates representing the Unvested Shares so purchased shall be canceled. Purchaser hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Unvested Shares as to which the Unvested Share Repurchase Option has been exercised from the Purchaser to the Company. The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Purchaser to the Company or in cash (by check), or both.

        (c) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Corporation, or a parent or subsidiary of the Corporation, to terminate Purchaser's employment, for any reason, with or without cause.

3. LEGALITY OF CORPORATE DISTRIBUTIONS. Notwithstanding any other provision in this Agreement, the Corporation shall not be required to purchase or pay for any Stock purchasable or purchased by it hereunder, if such purchase or such payment of all or any part of the purchase price shall be or constitute, in the good faith determination of the President or Board of Directors of the Corporation, an unlawful corporate distribution in contravention of the laws of any state having jurisdiction with respect to the transactions contemplated hereby. In the event of such determination and due notice thereof to Purchaser, any transferee of the Stock or their respective estates, as the case may be, each date of making any such purchase or making any such payment hereunder by the Corporation, respectively, may be extended from time to time at the option of the Corporation for up to two (2) years. If any such purchase is not made and fully paid for within three (3) years after such purchase was to have been made pursuant



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to the terms of this Agreement, however, Purchaser or any transferee of the
Stock or their respective estates, as the case may be, shall have the option to have the transaction rescinded.

4. STOCK SPLITS, ETC. If, from time to time during the term of this Agreement:

        (a) There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Corporation; or

        (b) There is any consolidation, merger or sale of all, or substantially all, of the assets of the Corporation;

            then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser's ownership of Stock shall be immediately subject to this Agreement and be included in the word "Stock" for all purposes with the same force and effect as the shares of Stock presently subject to the terms of this Agreement.

5. RESTRICTION ON TRANSFER. Purchaser shall not sell, transfer, pledge, hypothecate or otherwise dispose of any shares of the Stock except in accordance with the terms of this Agreement. Unless prior written consent is obtained from the Corporation, any transfer, sale, assignment, hypothecation, pledge, encumbrance, alienation, or other disposition of any of the Stock, or any interest therein other than according to the terms of this Agreement, shall be void and shall transfer no right, title, or interest in or to any or all of the Stock to the purported transferee, buyer, assignee, pledgee, or encumbrance holder.

           The Corporation shall not be required (i) to transfer on its books any shares of Stock which shall have been disposed of in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

6. LEGENDS. All certificates representing the shares of Stock of the Corporation subject to the provisions of this Agreement shall have endorsed thereon the following legends:

        (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

        (b) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RIGHTS OF FIRST REFUSAL CONTAINED IN THE BYLAWS OF THIS CORPORATION AND



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IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, COPIES OF
WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION."

           (c) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

           (d) "THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF NOT MORE THAN 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR AN OFFERING OF THE CORPORATION'S SECURITIES PURSUANT TO THE TERMS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

           (e) Any legend required to be placed thereon by the California Commissioner of Corporations or under other applicable state Blue Sky laws.

7. MARKET STANDOFF. Purchaser hereby agrees that Purchaser shall not, to the extent requested by the Corporation or the underwriters managing any underwritten public offering of common stock (or other securities) of the Corporation, offer, sell, contract to sell, make any short sale of, loan or grant any option to purchase or otherwise dispose of any of the Stock during a period not to exceed one hundred eighty (180) days following the effective date of a registration statement, or such longer period as may be agreed to by the holders of a majority of the outstanding Registrable Securities (as such term is defined in the Rights Agreement between the Corporation and the holders of Series A Preferred Stock dated February 7, 1997) of the Corporation filed under the Securities Act; provided, however, that such agreement shall be applicable only to the first two (2) such registration statements of the Corporation which cover shares (or other securities) to be sold on behalf of the Corporation to the public in an underwritten public offering.

        In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the Stock of Purchaser (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

8. PURCHASER'S REPRESENTATIONS. In connection with the purchase of the Stock, Purchaser hereby represents and warrants to the Corporation as follows:

           (a) INVESTMENT INTENT; CAPACITY TO PROTECT INTERESTS. Purchaser is purchasing the Stock solely for Purchaser's own account for investment and not with a view to or for sale in connection with any distribution of the Stock or any portion thereof and not with any present intention of selling,



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offering to sell or otherwise disposing of or distributing the Stock or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act. Purchaser also represents that the entire legal and beneficial interest of the Stock is being purchased, and will be held, for Purchaser's account only, and neither in whole or in part for any other person. Purchaser either has a pre-existing business or personal relationship with the Corporation (including a parent, affiliate or subsidiary of the Corporation) or any of its officers, directors or controlling persons or by reason of Purchaser's business or financial experience or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Corporation (including a parent, affiliate or subsidiary of the Corporation) or any affiliate or selling agent of the Corporation, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Corporation and to protect Purchaser's own interests in connection with this transaction.

           (b) RESIDENCE. Purchaser's principal residence is located at the address indicated beneath Purchaser's signature below.

           (c) INFORMATION CONCERNING CORPORATION. Purchaser has heretofore discussed the Corporation and its plans, operations and financial position with the Corporation's officers and has heretofore received all such information as Purchaser has deemed necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Stock, and Purchaser has received satisfactory and complete information concerning the business and financial condition of the Corporation in response to all inquiries in respect thereof.

           (d) ECONOMIC RISK. Purchaser realizes that the purchase of the Stock will be a highly speculative investment and involves a high degree of risk, and Purchaser is able, without significantly impairing Purchaser's financial position, to hold the Stock for an indefinite period of time and to suffer a complete loss on Purchaser's investment.

           (e) RESTRICTED SECURITIES. Purchaser understands and acknowledges that:

               (i) the sale of the Stock has not been registered under the Securities Act, and the Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available and the Corporation is under no obligation to register the Stock;

               (ii) the share certificate representing the Stock will be stamped with the legends specified in Section 7 hereof; and

               (iii) the Corporation will make a notation in its records of the aforementioned restrictions on transfer and legends.



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           (f) DISPOSITION UNDER RULES 144 AND 701. Purchaser understands that the shares of Stock are restricted securities within the meaning of Rule 144 promulgated under the Securities Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment (the "Holding Period") of the Stock, and even then will not be available unless (i) a public trading market then exists for the Common Stock of the Corporation, (ii) adequate information concerning the Corporation is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made only in limited amounts in accordance with such terms and conditions.

               Purchaser understands that the resale provisions of Rule 701, if available, will not apply until 90 days after the Corporation becomes subject to the reporting obligation under the Securities Exchange Act of 1934 (the "Exchange Act"). There can be no assurance that the requirements of Rule 144 or Rule 701 will be met, or that the Stock will ever be saleable.

           (g) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting Purchaser's representations set forth above, or the restrictions set forth in
Section 5 and elsewhere herein, Purchaser further agrees that Purchaser shall in no event make any disposition of all or any portion of the Stock unless and until:

               (i) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or, (ii)(1) Purchaser shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, (2) Purchaser shall have furnished the Corporation with an opinion of Purchaser's counsel to the effect that such disposition will not require registration of such shares under the Securities Act, and (3) such opinion of Purchaser's counsel shall have been concurred in by counsel for the Corporation and the Corporation shall have advised Purchaser of such concurrence.

           (h) VALUATION OF COMMON STOCK. Purchaser understands that the Stock has been valued by the Board of Directors and that the Corporation believes this valuation represents a fair attempt at reaching an accurate appraisal of its worth; Purchaser understands, however, that the Corporation can give no assurances that such price is in fact the fair market value of the Stock and that it is possible that, with the benefit of hindsight, the Internal Revenue Service could successfully assert that the value of the common stock on the date of purchase is substantially greater than so determined.

               If the Internal Revenue Service were to succeed in a tax determination that the Stock received had value greater than that upon which the transaction was based, the additional value would constitute ordinary income as of the date of its receipt. The additional taxes (and interest) due would be payable by Purchaser, and there is no provision for the Corporation to reimburse Purchaser for that tax liability, and Purchaser assumes all responsibility for such potential tax liability. Under current law, in the event such additional value would represent more than 25 percent of Purchaser's gross



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income for the year in which the value of the shares were taxable, the Internal
Revenue Service would have six years from the due date for filing the return (or the actual filing date of the return if filed thereafter) within which to assess Purchaser the additional tax and interest which would then be due.

               The Corporation would have the benefit, in any such transaction, if a determination was made prior to the three year statute of limitations period affecting the Corporation, of an increase in its deduction for compensation paid, which would offset its operating profits, or, if not profitable, would create net operating loss carry forward arising from operations in that year.

           (i) SECTION 83(B) ELECTION. Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code") taxes as ordinary income the difference between the amount paid for the Stock and the fair market value of the Stock as of the date any restrictions on the Stock lapse. In this context, "restriction" means the right of the Corporation to buy back the stock pursuant to this Agreement (the "Purchase Option"). In the event the Corporation has registered under the Exchange Act, "restriction" with respect to officers, directors and 10% shareholders also means the six (6) month period after the Closing during which such officers, directors and 10% shareholders are subject to suit under Section 16(b) of the Exchange Act. Purchaser understands that he may elect to be taxed at the time the Stock is purchased rather than when and as the Purchase Option or six (6) month Section 16(b) period expires by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days from the date of purchase. Even if the fair market value of the Stock equals the amount paid for the Stock, the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as
Exhibit 3 hereto. Purchaser understands that failure to make this filing timely will result in the recognition of ordinary income by Purchaser, as the Purchase Option lapses, or after the lapse of the six (6) month Section 16(b) period, on the difference between the purchase price and the fair market value of the Stock at the time such restrictions lapse.

        PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE CORPORATION'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(B), EVEN IF PURCHASER REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PURCHASER'S BEHALF.

9. ESCROW. As security for the faithful performance of the terms of this Agreement and the Note and to ensure the availability for delivery of the Stock upon exercise of the Corporation's option to purchase the Stock as set forth in
Section 3 hereof, the Purchaser agrees to deliver to and deposit with the Secretary of the Corporation, or such other person designated by the Corporation, as escrow agent in this transaction ("Escrow Agent"), two Stock Assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit 4, together with the certificate or certificates evidencing the Stock (the "Collateral"); said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Corporation and the Purchaser set forth in Exhibit 5 attached hereto and incorporated by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.



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10. MISCELLANEOUS.

           (a) Subject to the provisions and limitations hereof, Purchaser may, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Stock.

           (b) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

           (c) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Purchaser at the address shown on the Corporation's employment records and to the Corporation at the address of its principal corporate offices (attention: President) or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

           (d) Purchaser hereby authorizes and directs the Secretary or Transfer Agent of the Corporation to transfer the Stock as to which the option to buy pursuant to Section 2 has been exercised from Purchaser to the Corporation.

           (e) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Corporation, or a parent or subsidiary of the Corporation, to terminate Purchaser's employment, for any reason, with or without cause.

           (f) No supplement, modification or amendment of any term, provision or condition of this Agreement shall be binding or enforceable unless executed in writing by the parties hereto.

           (g) Should any part, term or provision of this Agreement or any document required herein to be executed be declared invalid, void or unenforceable, all remaining parts, terms and provisions hereof shall remain in full force and effect and shall in no way be invalidated, impaired or affected thereby.

           (h) This Agreement shall be governed by and construed and enforced in accordance with and subject to the laws of the State of California.

11. ARBITRATION. At the option of either party, any and all disputes or controversies whether of law or fact and of any nature whatsoever arising from or respecting this Agreement, except for the obligation of Purchaser to make payment for the Stock, shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that Association.



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           The arbitrators shall be selected as follows: In the event the
Corporation and Purchaser agree on one arbitrator, the arbitration shall be conducted by such arbitrator. In the event the Corporation and Purchaser do not so agree, the Corporation and Purchaser shall each select one independent, qualified arbitrator and the two arbitrators so selected shall select the third arbitrator. The Corporation reserves the right to object to any individual arbitrator who shall be employed by or affiliated with a competing organization.

           Arbitration shall take place at San Francisco, California, or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy; in such case all documents, testimony and records shall be received, heard and maintained by the arbitrators in secrecy under seal, available for the inspection only of the Corporation or Purchaser and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known. The arbitrator, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a temporary and/or a permanent injunction, and shall also be able to award damages, with or without an accounting and costs. The decree or judgment of an award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

           Reasonable notice of the time and place of arbitration shall be given to all persons, other than the parties, as shall be required by law, in which case such persons or those authorized representatives shall have the right to attend and/or participate in all the arbitration hearings in such manner as the law shall require.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


PURCHASER                                     SKYSTREAM CORPORATION
                                              a California Corporation


-------------------------------               By:
                                                  -----------------------------
                                              Title:
                                                    ---------------------------
Address:
           ---------------------------
           ---------------------------


        THIS AGREEMENT DOES NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE VESTING PERIOD OR ANY OTHER PERIOD. PURCHASER UNDERSTANDS THAT PURCHASER'S EMPLOYMENT WITH THE CORPORATION IS ON AN "AT WILL" BASIS, UNLESS OTHERWISE SPECIFICALLY AGREED TO BY THE CORPORATION IN WRITING.



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                                CONSENT OF SPOUSE


        The undersigned spouse of Purchaser has read and hereby approves the foregoing Agreement. In consideration of the Corporation's granting my spouse the right to purchase the Stock as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.




                                        --------------------------------------







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                                    EXHIBIT 1

                                 Promissory Note



                                                       Mountain View, California
                                                             _____________, 2000



$
 -------------



        FOR VALUE RECEIVED, _________________ ("Holder") promises to pay to SkyStream Corporation, a California corporation (the "Company"), or order, the principal sum of ______________ Dollars ($___________), together with interest at the minimum rate allowable to avoid imputation of interest, compounded annually, based on a 365-day year.

        Principal and interest shall be due and payable upon the earlier of (i) five years from the date of this Note, or (ii) 90 days after the termination of Holder's employment with the Company. Payments of principal and interest shall be made in lawful money of the United States of America.

        The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

        This Note is subject to the terms of the Exercise Notice and Restricted Stock Purchase Agreement dated as of ________________, 2000. This Note is secured in part by a pledge of the Company's Common Stock under the terms of such Exercise Notice and Restricted Stock Purchase Agreement.

        The Holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

        In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance of principal and accrued interest on this Note shall be due and payable 90 days after such cessation of employment or consulting arrangement.

        Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the Holder shall be paid by the undersigned.




                                        --------------------------------------

                                    EXHIBIT 2

                               SECURITY AGREEMENT


        This Security Agreement is made as of _____________, 2000 between SkyStream Corporation, a California corporation ("Pledgee"), and _____________ ("Pledgor").


                                    Recitals

        Pursuant to Pledgor's election to purchase shares of Common Stock of Pledgee under the Exercise Notice and Restricted Stock Purchase Agreement dated _________, 2000 (the "Agreement"), and Pledgor's election under the terms of the Agreement to pay for such shares with his promissory note (the "Note"), Pledgor has purchased __________ shares of Pledgee's Common Stock (the "Shares") at a price of $_______ per share, for a total purchase price of $______________. The Note and the obligations thereunder are as set forth in Exhibit 1 to the Agreement.

        NOW, THEREFORE, it is agreed as follows:

        1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Agreement, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

        The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Agreement, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

        2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

           (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

           (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

           (c) Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

        3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

        4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

        5. Options and Rights. In the event that, during the term of this pledge, subscription options or other rights or options shall be issued in connection with the pledged Shares, such rights, or options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

        6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

           (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

           (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

        In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

        7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

        8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

        9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

        10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

        11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

        12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

        13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of California.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.





        "PLEDGOR"                       ---------------------------------------
                                        Signature



                                        Print Name


                             Address:
                                        ---------------------------------------

                                        ---------------------------------------


        "PLEDGEE"                       SkyStream Corporation
                                        a California corporation


                                        By
                                           ------------------------------------

                                        Title
                                             ----------------------------------

                                    EXHIBIT 3

                          ELECTION UNDER SECTION 83(B)
                      OF THE INTERNAL REVENUE CODE OF 1986



The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986 to include in Purchaser's gross income for the current taxable year, the amount of any compensation taxable to him in connection with Purchaser's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

        NAME OF TAXPAYER: ________________________   SPOUSE: __________________

        ADDRESS: ______________________________________________________________

        IDENTIFICATION NO. OF TAXPAYER: _____________  SPOUSE: ________________

        TAXABLE YEAR: 2000

2. The property with respect to which the election is made is described as follows:

3.      The date on which the property was transferred is:

4.      The property is subject to the following restrictions:

        The right of the Company to repurchase the shares, or a portion thereof, upon termination of employment at a formula price. The right lapses upon the occurrence of certain events related to the purpose of the transfer.

5. The value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

6.      The amount (if any) paid for such property:

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:  _______________                       _________________________________
                                              Taxpayer, _____________


The undersigned spouse of taxpayer joins in this election.


Dated:  _______________                       _________________________________
                                              Spouse of Taxpayer

                                    EXHIBIT 4

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



        FOR VALUE RECEIVED and pursuant to that certain Exercise Notice and Restricted Stock Purchase Agreement dated as of _______________, 2000 (the "Agreement"), ____________ ("Purchaser") hereby sells, assigns and transfers unto SkyStream Corporation _______________________________ (______) shares of the Common Stock of SkyStream Corporation, a California corporation, standing in the undersigned's name on the books of said corporation represented by certificate No. ____________ herewith, and does hereby irrevocably constitute and appoint _______ ________________ attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.


Dated:____________________            PURCHASER


                                      Signature _______________________________








INSTRUCTION: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. The purpose of this assignment is to enable the Corporation to exercise its "Unvested Share Repurchase Option" set forth in the Agreement without requiring additional signatures on the part of the Purchaser.

                                    EXHIBIT 5

                            JOINT ESCROW INSTRUCTIONS


                                                              ____________, 2000


Secretary
SkyStream Corporation
555 Clyde Avenue, Suite B
Mountain View, CA  94043

Dear Sir:

        As Escrow Agent for both SkyStream Corporation, a California corporation ("Corporation"), and the undersigned purchaser of stock of the Corporation ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Exercise Notice and Restricted Stock Purchase Agreement ("Agreement") between the Corporation and the undersigned, to which a copy of these Joint Escrow Instructions is attached as Exhibit 5, in accordance with the following instructions:

        1. In the event the Corporation and/or any assignee of the Corporation (referred to collectively for convenience herein as the "Corporation") exercises the option set forth in Section 3 of the Agreement, the Corporation shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Corporation. Purchaser and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares of stock being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price (by check) for the number of shares of stock being purchased pursuant to the exercise of the Corporation's Unvested Share Repurchase Option.

        3. Purchaser irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of stock (as that term is defined in the Agreement) to be held by you hereunder pursuant to Section 10 of the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute all documents necessary or appropriate to make such securities negotiable or other property transferable, as the case may be, and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 3,

Purchaser shall exercise all rights and privileges of a shareholder of the Corporation while the stock is held by you.

        4. None of the certificates representing the shares of stock deposited under these escrow instructions shall be released to the Purchaser if such shares of stock are subject to the Unvested Share Repurchase Option.

           Notwithstanding the foregoing, none of the certificates representing the Shares deposited under these escrow instructions shall be released to the Purchaser if the Purchaser's Note given in payment for such shares has not been paid in full. So long as the Note is outstanding, the shares shall be held by you as collateral for the obligation under the Note. Subject to the provisions of this paragraph 4, upon payment of the Note in full the certificates representing the shares may be released and delivered to the Purchaser. In the event Purchaser defaults in payment of the Note when due, you shall, upon written request of the Company, deliver the certificate evidencing the shares and the stock assignments to the Company to enable the Company to exercise its rights as a secured party under the Commercial Code of the State of California.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and all be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and of the arbitrator provided for in Section 11 of the Agreement, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court and of the arbitrator provided for in Section 11 of the Agreement. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Corporation or if you shall resign by written notice to each party. In the event of any such termination, the Corporation shall appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of the arbitrator provided for in Section 11 of the Agreement or of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


               CORPORATION:  SkyStream Corporation
                             555 Clyde Avenue, Suite B
                             Mountain View, CA 94043


               PURCHASER:    _______________________
                             _______________________


               ESCROW AGENT: Secretary
                             SkyStream Corporation
                             555 Clyde Avenue, Suite B
                             Mountain View, CA 94043

        16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.




                                              Very truly yours,

                                              SKYSTREAM CORPORATION,
                                              a California corporation


                                              By:
                                                 ------------------------------



                                              PURCHASER:


                                              ---------------------------------

ESCROW AGENT:


------------------------------
Secretary

                                    EXHIBIT A
                       INVESTMENT REPRESENTATION STATEMENT



PURCHASER   :

SELLER      :    SKYSTREAM CORPORATION

COMPANY     :    SKYSTREAM CORPORATION

SECURITY    :    COMMON STOCK

AMOUNT:          __________ shares

DATE:            __________, 2000

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

        1. I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

        2. I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

        3. I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

        4. I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including, among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (c) hereof.

        In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

        5. I AGREE, TO THE EXTENT REQUESTED BY THE CORPORATION OR THE UNDERWRITERS MANAGING ANY UNDERWRITTEN PUBLIC OFFERING OF COMMON STOCK (OR OTHER SECURITIES) OF THE CORPORATION, NOT TO OFFER, SELL, CONTRACT TO SELL, MAKE ANY SHORT SALE OF, LOAN OR GRANT ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF ANY OF THE STOCK DURING A PERIOD NOT TO EXCEED ONE HUNDRED EIGHTY (180) DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT, OR SUCH LONGER PERIOD AS MAY BE AGREED TO BY THE HOLDERS OF A MAJORITY OF THE OUTSTANDING REGISTRABLE SECURITIES (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT BETWEEN THE CORPORATION AND THE HOLDERS OF SERIES A PREFERRED STOCK DATED FEBRUARY 7, 1997) OF THE CORPORATION FILED UNDER THE SECURITIES ACT; PROVIDED, HOWEVER, THAT SUCH AGREEMENT SHALL BE APPLICABLE ONLY TO THE FIRST TWO (2) SUCH REGISTRATION STATEMENTS OF THE CORPORATION WHICH COVER SHARES (OR OTHER SECURITIES) TO BE SOLD ON BEHALF OF THE CORPORATION TO THE PUBLIC IN AN UNDERWRITTEN PUBLIC OFFERING.

        6. I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.




                                            Signature of Purchaser:


                                            --------------------------------

                                            Date:                 , 2000
                                                 ----------------



                                      -2-